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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)   April 3, 1996
                                                           -------------

                             CKE RESTAURANTS, INC.
                             ---------------------
               (Exact name of registrant as specified in charter)


          Delaware                  1-13192                      33-0602639
          --------                  -------                      ----------
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


   1200 North Harbor Boulevard, Anaheim, California                 92801
   -------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code (714) 774-5796
                                                          --------------


    ----------------------------------------------------------------------
        (Former name or former address, if changed since last report)



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Item 5.   Other Events
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         On April 3, 1996, CKE Restaurants, Inc. ("CKE") and Summit Family
Restaurants Inc. ("Summit") announced a second amendment to their previously announced Merger Agreement.  Under the terms of the Merger Agreement, as amended, CKE acquired from ABS MB (JB) Limited Partnership ("ABS") 946,714 shares of Series A Convertible Preferred Stock of Summit on April 4, 1996 at a
purchase price of $5.27 in cash, and will complete the acquisition of Summit in a merger transaction for a purchase price equal to $2.63 per share in cash and
 .165 shares of CKE common stock.

         The shares of Summit Preferred Stock purchased by CKE represent all of the issued and outstanding shares of Summit Preferred Stock, and are presently convertible into shares of Summit Common Stock representing 16.5% of the outstanding shares on an as converted basis. In connection with the transfer of the shares, ABS also assigned its registration rights to CKE. The purchase of the shares of Summit Preferred Stock was approved by Summit's Board of Directors, and Summit waived its right of first refusal to facilitate the purchase of the preferred shares by CKE.

         The number of shares of CKE common stock to be issued in the Merger remains subject to adjustment under certain circumstances described in the Merger Agreement, as amended. The consummation of the Merger is currently expected to close by the end of May, and remains subject to a number of conditions, including Summit's shareholder approval and other customary conditions.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)     Not applicable

          (b)     Not applicable

          (c)     Exhibits:

                  99.1     Press Release dated April 3, 1996





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CKE RESTAURANTS, INC.



Date:  April 5, 1996                              By:  /s/   Joseph N. Stein
                                                       -----------------------
                                                       Chief Financial Officer





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                                 EXHIBIT INDEX



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Exhibit Number     Description                              Page Number
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     99.1          Press Release dated April 3, 1996             5





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